September 2022

September 2022 FORWARD LOOKING STATEMENTS 2 This document includes forward-looking statements. These forward-looking statements are based on Alpha's expectations and beliefs concerning future events and involve risks and uncertainties that may cause actual results to differ materially from current expectations. These factors are difficult to predict accurately and may be beyond Alpha's control. The following factors are among those that may cause actual results to differ materially from our forward-looking statements: • the financial performance of the company; • our liquidity, results of operations and financial condition; • our ability to generate sufficient cash or obtain financing to fund our business operations; • depressed levels or declines in coal prices; • changes in domestic or international environmental laws and regulations, and court decisions, including those directly affecting our coal mining and production, and those affecting our customers’ coal usage, including potential climate change initiatives; • worldwide market demand for coal and steel, including demand for U.S. coal exports, and competition in coal markets; • our ability to pay dividends on our common stock and execute our share repurchase program; • our ability to obtain or renew surety bonds on acceptable terms or maintain our current bonding status; • inflationary pressures on supplies and labor and significant or rapid increases in commodity prices; • our indebtedness and potential future indebtedness; • our ability to meet collateral requirements; • the effects of the COVID-19 pandemic on our operations and the world economy; • the imposition or continuation of barriers to trade, such as tariffs; • increased market volatility and uncertainty on worldwide markets and our customers as a result of developments in and around Ukraine and the consequent export controls and financial and economic sanctions; • railroad, barge, truck and other transportation availability, performance and costs; • reductions or increases in customer coal inventories and the timing of those changes; • our production capabilities and costs; • attracting and retaining key personnel and other employee workforce factors, such as labor relations; • disruptions in delivery or changes in pricing from third-party vendors of key equipment and materials that are necessary for our operations, such as diesel fuel, steel products, explosives, tires and purchased coal; • inherent risks of coal mining, including those that are beyond our control; • changes in the ownership of our equity, which may significantly further reduce the annual amount of the net operating loss and other carryforwards available to be utilized; • changes in, interpretations of, or implementations of domestic or international tax or other laws and regulations, including the Tax Cuts and Jobs Act and its related regulations; • our ability to consummate financing or refinancing transactions, and other services, and the form and degree of these services available to us, which may be significantly limited by the lending, investment and similar policies of financial institutions and insurance companies regarding carbon energy producers and the environmental impacts of coal combustion; • our ability to self-insure certain of our black lung obligations without a significant increase in required collateral; • our relationships with, and other conditions affecting, our customers, including the inability to collect payments from our customers if their creditworthiness declines; • changes in, renewal or acquisition of, terms of and performance of customers under coal supply arrangements and the refusal by our customers to receive coal under agreed-upon contract terms; • our ability to obtain, maintain or renew any necessary permits or rights, and our ability to mine properties due to defects in title on leasehold interests; • funding for and changes in employee benefit obligations; • cybersecurity attacks or failures, threats to physical security, extreme weather conditions or other natural disasters; • reclamation and mine closure obligations; • utilities switching to alternative energy sources such as natural gas, renewables and coal from basins where we do not operate; • our assumptions concerning economically recoverable coal reserve estimates; • failures in performance, or non-performance, of services by third-party contractors, including contract mining and reclamation contractors; and • disruption in third-party coal supplies. Forward-looking statements in this document or elsewhere speak only as of the date made. New uncertainties and risks arise from time to time, and it is impossible for Alpha to predict these events or how they may affect Alpha. Except as required by law, Alpha has no duty to, and does not intend to, update or revise the forward-looking statements in this document or elsewhere. In light of these risks and uncertainties, investors should keep in mind that results, events or developments discussed in any forward- looking statement made in this document may not occur. Third Party Information: This presentation, including certain forward-looking statements herein, includes information obtained from third party sources that we believe to be reliable. However, we have not independently verified this third-party information and cannot assure you of its accuracy or completeness. While we are not aware of any misstatements regarding any third-party data contained in this presentation, such data involve risks and uncertainties and are subject to change based on various factors, including those discussed in detail in our filings with the U.S. Securities and Exchange Commission. We assume no obligation to revise or update this third-party information to reflect future events or circumstances.

September 2022 ALPHA SAFELY PRODUCES A CRITICAL PRODUCT USED IN BUILDING MODERN SOCIETY 3

September 2022 4 India has accounted for ~25% of Alpha’s export sales over the past 4 years Sources: World Steel Association & Wood Mackenzie 1,775 1,834 1,881 1,600 1,650 1,800 1,750 1,850 1,700 1,900 2023E20212020 2022E 1,840 +2% Global Steel Demand In 0 00 s of m et ric to ns Projected Crude Steel Production in India through 2050 320 80 340 280 180 140 260 100 300 200 120 160 360 220 240 380 20 22 20 30 20 38 20 40 20 20 20 24 20 26 20 28 20 32 20 34 20 36 20 42 20 44 20 48 20 46 20 50 +5% CAGR In 0 00 s o f m et ric to ns GLOBAL STEEL DEMAND GROWTH EXPECTED TO CONTINUE

September 2022 ALPHA AT A GLANCE - SELECT NUMERICAL HIGHLIGHTS 5 Note: Metrics as of 12/31/21 unless otherwise noted. Employee data as of 6/30/22. Mine and plant data as of 8/8/22. See slide 7 for map of specific countries that received Alpha coal. See slide 8 for list of mines and preparation plants. Trees planted data and acres reclaimed data since 2016. *Dominion Terminal Associates, Newport News, Virginia

September 2022 ALPHA POSITIONED TO DELIVER LONG TERM VALUE 6 LARGEST U.S. MET PRODUCER SHAREHOLDER VALUE EXCELLENCE & RELIABILITY LEADERSHIP VISION Alpha accounts for nearly a quarter of total U.S. met coal production. Diverse portfolio of coal qualities and majority ownership of DTA export facility in Newport News Virginia allow for global reach. Demonstrated focus on consistently creating long- term shareholder value. Returning capital to investors through share repurchases and dividends. Industry veterans with the largest, most diverse portfolio of mines. Award- winning performance in safety and environmental stewardship. Known for customer service and reliability. Visionary leadership team with extensive industry experience and commitment to long-term company strength. Focus on creating successful outcomes in near- term and long- term. FINANCIAL DISCIPLINE Completed elimination of term loan and substantially reduced legacy liabilities, significantly strengthening the balance sheet. Prudent capital allocators favoring fast payback on project capex.

September 2022 7 76% 24% Export Domestic 35% 27% 24% 14% MV HVA HVB LV LARGEST AND MOST DIVERSE DOMESTIC METALLURGICAL COAL SUPPLIER Well-Balanced Met Quality Mix (2) Diversified Revenue Mix (2) (1) Source: Energy Ventures Analysis Coal Production Report. (2) For full-year 2021 shipments. 21% 79% 100% (64.3 Million Tons) Alpha 2021 Production Rest of 2021 U.S. Met Coal Production Alpha Accounts for 21% of Total U.S. Metallurgical Coal Production(1)

September 2022 DIVERSIFIED MINE PORTFOLIO PROVIDES OPTIONALITY AND LONGEVITY 8 Note: Production, reserves and resources as of 12/31/21. List of mines as of 8/8/22. * Contractor mine ** Surface mine

September 2022 MULTI-FACETED SHAREHOLDER VALUE CREATION 9 ▪ Since the start of 3Q 2021, Alpha has reduced its term loan by $550 million and the remaining balance was eliminated with a $99.4 million payment on June 3, 2022. ▪ To further enhance shareholder value, on March 7, 2022, Alpha announced a $150 million share repurchase program. On May 5, 2022, Alpha announced that its board increased their authorization by another $450 million, bringing the share buyback program to a level of $600 million. – As of August 31, 2022, the company had repurchased ~2.3 million shares for a total of ~$326 million. ▪ On May 5, 2022, Alpha announced a fixed dividend of $1.50 per share annually, with $0.375 to be paid each quarter. On August 4, 2022, the Board increased the quarterly dividend amount to $0.392 per share. Eliminated term loan balance on June 3, 2022, with over $550 million paid since 3Q21 Fixed quarterly cash dividend of $0.392 per share $600 million program in place with ~$326 million executed as of 8/31/22 DEBT ELIMINATION SHARE REPURCHASE DIVIDEND PROGRAM

September 2022 DISCIPLINED CAPITAL EXPENDITURES WITH ABILITY TO ADJUST TO MARKET NEEDS 10 $82 $154 $83 $55 $100 $0 $50 $150 $200 In m ill io ns 2018A 2019A 2020A 2021A 2022E* $192 $175 $120 $55 Million* Project Investment $120 Million* Maintenance Capex GLEN ALUM MINE PREPARATION PLANT EFFICIENCIES CEDAR GROVE NO. 3 MINE MidVol coal mine that replaces tonnage from Horse Creek Eagle Mine in the Marfork Complex. Began mining in third quarter 2022. Upgrades to Kepler and Marfork Plants are underway and together are expected to yield increased recovery of over 160,000 tons annually. HighVol coal mine that replaces Cedar Grove No. 2 Mine in the Bandmill Complex. Expected to begin mining in 2023. SELECT HIGHLIGHTS OF PROJECT CAPEX SPENDAlpha’s Capital Expenditures *Midpoint of guidance.

September 2022 SAFETY IS OUR CULTURAL FOUNDATION AND DRIVER TOWARD CONTINUOUS IMPROVEMENT 11 3.01 3.14 2.88 3.22 2.47 1.94 2020 2021 2022 YTD* Coal Industry Average TRIR Alpha TRIR Total Reportable Incident Rate (TRIR) 2.25 2.35 2.112.18 1.71 0.97 2020 2021 2022 YTD* Coal Industry Average NFDL Alpha NFDL Non-Fatal Days Lost (NFDL) *2022 YTD data represents January – March, the most recent available timeframe from MSHA for coal industry averages. Note: 2020 Data includes discontinued operations.

September 2022 ALPHA’S LEADERSHIP TEAM PRIORITIZES LONG-TERM STRENGTH OF THE BUSINESS 12Note: Alpha’s Board appointed Todd Munsey to serve as EVP & Chief Financial Officer, effective August 9, 2022.

September 2022 CONCLUSION – ALPHA POSITIONED FOR CONTINUED SUCCESS 13

September 2022

September 2022 2022 GUIDANCE 15 (1) Based on committed and priced coal shipments as of July 22, 2022. Committed percentage based on the midpoint of shipment guidance range. (2) Actual average per-ton realizations on committed and priced tons recognized in future periods may vary based on actual freight expense in future periods relative to assumed freight expense embedded in projected average per-ton realizations. (3) Includes estimates of future coal shipments based upon contract terms and anticipated delivery schedules. Actual coal shipments may vary from these estimates. (4) Note: The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP cost of coal sales per ton sold financial measures to the most directly comparable GAAP measures without unreasonable efforts due to the inherent difficulty in forecasting and quantifying with reasonable accuracy significant items required for the reconciliation. The most directly comparable GAAP measure, GAAP cost of sales, is not accessible without unreasonable efforts on a forward-looking basis. The reconciling items include freight and handling costs, which are a component of GAAP cost of sales. Management is unable to predict without unreasonable efforts freight and handling costs due to uncertainty as to the end market and FOB point for uncommitted sales volumes and the final shipping point for export shipments. These amounts have historically varied and may continue to vary significantly from quarter to quarter and material changes to these items could have a significant effect on our future GAAP results. (5) Excludes expenses related to non-cash stock compensation and non-recurring expenses. (6) Rate assumes no further ownership change limitations on the usage of net operating losses. AS OF AUGUST 8, 2022 Shipments (million tons) Low High Metallurgical 14.0 15.0 Non-Metallurgical Byproduct 1.0 1.4 Met Segment 15.0 16.4 All Other 0.6 0.8 Total Shipments 15.6 17.2 Committed / Priced Volumes(1)(2)(3) % Committed Average Price ($/ton) Metallurgical – Domestic $189.87 Metallurgical – Export $303.51 Metallurgical Total 69% $260.69 Non-Metallurgical Byproduct 100% $89.91 Met Segment 73% $240.42 All Other 100% $83.38 Cost per ton ($/ton) (4) Low High Met Segment $101.00 $107.00 All Other $58.00 $62.00 Other Items (US$ millions, except taxes) Low High SG&A(5) $55 $59 Idle Operations Expense $30 $40 Cash Interest Expense $18 $22 DD&A $90 $110 Capital Expenditures $160 $190 Cash Tax Rate(6) 5% 15%

September 2022 FEDERAL NET OPERATING LOSSES (NOL) AND USAGE LIMITATIONS 16 Year Generated Year Expires Estimated Gross NOL Carryforward at 12/31/2021 Estimated NOL Deduction Available for Utilization in 2022 2015(1) 2035 $ 1,008.0 $ 1.0 2017(1) 2037 270.0 138.7 2019(2) N/A 79.5 79.5 2020(2) N/A 185.9 185.9 Total(3)(4) $1,543.4 $405.1 US $ millions (1) 2022 estimated NOL deduction available for utilization limited by previous ownership changes under Section 382. The Section 382 annual base limitations are $1.0 million for the 2015 NOL and $17.5 million for the 2017 NOL. The estimated 2017 NOL availability includes potential increases of $120.0 million to the Section 382 annual base limitation from the recognition of built-in gains. (2) The 2019 and 2020 NOLs do not expire, but their utilization is limited to 80% of taxable income. (3) 2022 utilization availability for each NOL tranche assumes no further ownership changes occur. (4) As of of June 30, 2022, the Company has recorded a valuation allowance against its deferred tax assets (including Federal NOLs).

September 2022 CASH-RELATED OUTFLOWS EXPECTED TO MATERIALLY DECREASE AFTER 2022 17 Cash Outlays (US$ millions) 2022 2023 2024 2025 Acquisition Related Obligations $6.6 $ -- $ -- $ -- Contingent Revenue Obligations (1) 32.1 6.3 -- -- Reorganization & Transaction-related Cash Outlays $38.7 $6.3 $-- $-- Asset Retirement Obligations (2) 29.5 32.8 32.3 21.4 Pension Obligations (3) 3.4 1.9 13.1 11.6 Ongoing Cash Outlays $32.9 $34.7 $45.4 $33.0 Total Cash Outlays $71.6 $41.0 $45.4 $33.0 Note: Obligations presented are as of June 30, 2022, unless otherwise noted, and represent long-term liabilities related to asset retirement obligations, pension obligations, and obligations entered into as part of Contura’s formation and ANR’s exit from bankruptcy which are not considered part of the long-term capital structure of Alpha Metallurgical Resources. (1) The contingent revenue obligation is a 5-year agreement, which began January 2018. The estimated payments above reflect the expected timing of cash paid into restricted cash escrow. (2) Cash flows exclude market risk premium and inflation. (3) The pension obligations reflect the minimum required contributions for each year based on the latest available data and include the impact of the funding relief granted by the American Rescue Plan Act ("ARPA") and the application of the interest rate stabilization guidance under ARPA.

September 2022 AMR SHARE COUNT INFORMATION 18 18,580,143 16,789,718 432,963 50,002 2,273,390 Repurchases3/9/22 Equity Awards Warrant shares Ending 8/31/22 Basic Share Count (March 9 – August 31, 2022)* * Does not include potential dilutive effect of unexercised warrant shares (180,597) or unvested equity awards (320,806), both net of share settling for exercise/vesting costs.